EXHIBIT 10.2

SECOND AMENDMENT AND CONSENT TO THE CREDIT AGREEMENT

This Second Amendment and Consent (this “Amendment”), dated as of May 23, 2018 amends and modifies the Credit and Guaranty Agreement, dated as of February 25, 2016 (as amended by the Omnibus Amendment and Waiver, dated as of October 14, 2016 and as otherwise amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”), by and among Cheniere Energy Partners, L.P. (“Borrower”), MUFG Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders party thereto from time to time (referred to herein as the “Lenders”) and each other Person party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, and each other Person party thereto from time to time have entered into that certain Intercreditor Agreement, dated as of February 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral Agent and the Requisite Lenders agree to amend and modify the Credit Agreement as set forth herein and consent to the Borrower’s entry into the Corporate Policy (as defined in Section 2 of this Amendment); and

WHEREAS, the Administrative Agent, the Collateral Agent and the Requisite Lenders are willing to amend and modify certain provisions in the Credit Agreement and Depositary Agreement as set forth herein and consent to the Borrower’s entry into the CQP Corporate Property Policy (as defined in Section 2 of this Amendment).

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Each of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment (constituting the Requisite Lenders) agrees that:

1.1 Section 1.1 is hereby amended by adding the following definition in its appropriate alphabetical order:

““Second Amendment” means the Second Amendment to the Credit Agreement, dated May 23, 2018, among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the lenders and issuing banks party thereto.”

1.2 Section 5.1(h)(iii) is hereby amended by deleting the words “or Schedule 5.5” contained therein.

1.3 Section 5.5(a) is hereby deleted and replaced with the following:

(a)

(i) The Borrower shall maintain insurance customarily carried by companies engaged in similar businesses, insured with financially sound insurers in such form and amounts as is necessary to insure the probable maximum loss for the Projects (through either an individual policy or as part of a group policy maintained by the Borrower, so long as the Borrower is included as a “named” insured on all policies). The Borrower will cause each property insurance policy to name the Collateral Agent on behalf of the Secured Parties and the Secured Parties as a “named insured” and as loss payees as their interest may appear.

(ii) Within 30 days of any renewal date for policies of insurance maintained with respect to Borrower’s property and operations, the Borrower will deliver to the Administrative Agent (a) certificates of insurance, binders or other documentation evidencing the existence of all insurance for the Project and (b) a schedule of the insurance policies held by or for the benefit of the Project. The schedule of insurance shall include the name of the insurance company, policy number (if available), type of insurance, major limits of liability, deductibles, and expiration date of the insurance policies. Such certificates of insurance/binders shall identify underwriters, the type of insurance and the insurance limits and the policy term Section 5.5.

(iii) The Borrower will promptly furnish the Collateral Agent and/or the Administrative Agent with copies of all insurance policies, reinsurance policies, binders and cover notes and such other evidence of insurance as the Collateral Agent and/or the Administrative Agent may reasonably request.

(iv) The Borrower will advise the Administrative Agent in writing as soon as reasonably practicable of (a) any material adverse changes in the coverage or limits provided under any policy required by this Section 5.5, (b) any default in the payment of any premium and of any other act or omission on the part of a Credit Party which would be reasonably anticipated to invalidate or render unenforceable, in whole or part, any insurance being maintained by the Credit Parties pursuant to this Section 5.5 and (c) any reduction in the financial rating of any insurer providing the insurance required hereunder such that the rating no longer meets the requirements set forth in this Section 5.5.

(v) The Borrower shall promptly notify the Administrative Agent of any single loss or event likely to give rise to a property damage or liability claim against an insurer for an amount in excess of $75 million.

1.4 Clause (j) of Section 6.2 is hereby deleted and replaced as follows:

“(j) Liens (i) created in the ordinary course of business on deposits to secure liability for premiums to insurance carriers or securing insurance premium financing arrangements, arising in connection with conditional sale, title retention, consignment or similar arrangements for the sale of goods or securing letters of

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credit issued in the ordinary course of business and (ii) of SPL or its secured lenders or creditors on any corporate or joint property policy collectively insuring the assets of the Borrower and its Subsidiaries (including SPL) and Liens granted in favor of secured creditors of the Borrower or its Subsidiaries over such interests;”

1.5 Clause (a) of Section 6.10 is hereby deleted and replaced as follows:

“(a) any transaction (x) between or among Borrower and/or any Subsidiary Guarantors, (y) among Subsidiaries of Borrower that are not Subsidiary Guarantors and (z) insurance agreements and arrangements permitted by the CQP Corporate Property Policy (as defined in the Second Amendment),”

Section 2. Consent and Waiver to the Credit Agreement. Each of the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment (constituting the Requisite Lenders) hereby (i) consent to the Borrower’s maintenance of a corporate insurance policy as described in Schedule I hereto (the “CQP Corporate Property Policy”), (ii) agree that the arrangements described on Schedule I with respect to the CQP Corporate Property Policy are deemed to satisfy the terms and conditions of the Credit Agreement and (iii) waive any non-compliance with the Financing Documents, or Default or Event of Default thereunder, insofar as such non-compliance relates to the CQP Corporate Property Policy being in effect prior to the date of this Amendment.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

3.1 no Default or Event of Default has occurred and is continuing as of the date hereof (after giving effect to the consent in Section 2 of this Amendment) or will result from the consummation of the transactions contemplated by the Amendment; and

3.2 each of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents is true and correct in all material respects except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date).

Section 4. Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent receiving executed counterparts of this Amendment by each of the Borrower, the Collateral Agent, the Administrative Agent and the Requisite Lenders.

Section 5. Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Credit Agreement.

Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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Section 7. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 8. Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect. Each amendment and consent granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 11. Direction to Administrative Agent and Collateral Agent.

11.1 By their signature below, each of the Lenders party hereto, constituting the Requisite Lenders, hereby directs the Administrative Agent to (a) execute this Amendment and (b) direct the Collateral Agent to execute this Amendment, in each case with respect to the amendments set forth in Sections 1 and the consent set forth in Section 2 of this Amendment. By its signature below, the Administrative Agent, as Controlling Agent (as defined in the Intercreditor Agreement) directs the Collateral Agent to execute this Amendment with respect to the amendments set forth in Sections 1 and the consent set forth in Section 2 of this Amendment.

11.2 By their signature below, each of the Term Lenders, Revolving Lenders, and DSR Issuing Banks hereby directs the Administrative Agent to (a) execute this Amendment and (b) direct the Collateral Agent to execute this Amendment, in each case with respect to waiver set forth in Section 3.2 of this Amendment. By its signature below, the Administrative Agent, as Controlling Agent (as defined in the Intercreditor Agreement) directs the Collateral Agent to execute this Amendment with respect to the consent set forth in Section 2 of this Amendment.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

CHENIERE ENERGY PARTNERS, L.P., as Borrower

By: Cheniere Energy Partners GP, LLC, its general partner

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Vice President and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

CHENIERE ENERGY INVESTMENTS, LLC, as Subsidiary Guarantor

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as Subsidiary Guarantor

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as Subsidiary Guarantor

By: CHENIERE PIPELINE GP INTERESTS, LLC, its general partner

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

SABINE PASS LNG, L.P., as Subsidiary Guarantor

By: SABINE PASS LNG-GP, LLC, its General Partner

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SABINE PASS LNG-GP, LLC, as Subsidiary Guarantor

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SABINE PASS LNG-LP, LLC, as Subsidiary Guarantor

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SABINE PASS TUG SERVICES, LLC, as Subsidiary Guarantor

By:	/s/ Lisa Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MUFG BANK, LTD., as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

MUFG UNION BANK, N.A., as the Collateral Agent

By:	/s/ Fernando Moreyra
Name:	Fernando Moreyra
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MUFG BANK, LTD., as DSR Issuing Bank and WC Issuing Bank

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MUFG BANK, LTD., as Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED NEW YORK BRANCH,
as Lender

By:	/s/ Michael Falwink

Name:	Michael Falwink

Title:	Head of Project Finance, Americas

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTESA SANPAOLO S.P.A., NEW YORK, BRANCH,
as Lender

By:	/s/ Francesco Di Mario

Name:	Francesco Di Mario

Title:	First Vice President

By:	/s/ Nicholas A. Matacchieri

Name:	Nicholas A. Matacchieri

Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Brian Caldwell

Name:	Brian Caldwell

Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By:	/s/ Jake Dowden

Name:	Jake Dowden

Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig

Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar

Title:	Authorized Signatory

By:	/s/ Christopher Zybrick

Name:	Christopher Zybrick

Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Duncan Cairo

Name:	Duncan Cairo

Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124,
as Lender

By its attorney under Power of Attorney
Dated 24 June 2013:

By:	/s/ David Sparling

Signature of Attorney:

Name of Attorney:	David Sparling

Title of Attorney:	Associate Director

Signed by its duly constituted attorney in the presence of:

By:	/s/ Daniel Sardelic

Signature of Witness:

Name of Witness:	Daniel Sardelic

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Lender

By:	/s/ Lavinia Macovschi

Name:	Lavinia Macovschi

Title:	Authorized Signatory

By:	/s/ Farhad Merali

Name:	Farhad Merali

Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ING CAPITAL LLC, as Lender

By:	/s/ Hans Beekmans

Name:	Hans Beekmans

Title:	Director

By:	/s/ Anthony Rivera

Name:	Anthony Rivera

Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA, as Lender

By:	/s/ Jose M. Lacasa

Name:	Jose M. Lacasa

Title:	SVP Corporate Banking

SIGNATURE PAGE TO SECOND AMENDMENT TO THE CREDIT AGREEMENT

Schedule I

CQP Corporate Property Policy

Cheniere Energy Partners, L.P., a Delaware limited partnership (“CQP” or the “Borrower”), Sabine Pass LNG, L.P., a Delaware limited partnership (“SPLNG”), Cheniere Creole Trail Pipeline, L.P., a Delaware limited partnership (“CCTP”) and Sabine Pass Liquefaction, LLC, a Delaware limited liability company (“SPL”) shall jointly maintain a property insurance policy (the “CQP Corporate Property Policy”) in order to cover the properties of SPL, SPLNG and CCTP.

Section 2.1 of Schedule 5.5 to the Credit Agreement requires the Borrower to maintain insurance in “[n]ot less than an amount equal to the replacement value of the Insured Property; provided that the sum insured will not exceed an amount determined based upon a probable maximum loss study performed by a reputable and experienced firm reasonably satisfactory to the Administrative Agent in consultation with the Insurance Advisor.” Therefore, SPLNG must maintain property insurance over its properties in an amount not less than the probable maximum loss with respect to the SPLNG project (currently estimated to be $370 million) and CCTP must maintain property insurance over its properties in an amount not less than the probable maximum loss with respect to the CCTP pipeline (currently estimated to be $70 million). Pursuant to similar requirements under the SPL financing documentation, SPL must maintain property insurance over its properties in an amount not less than the probable maximum loss with respect to the SPL Project (currently estimated to be $1.7 billion). Collectively, SPL, SPLNG and CCTP must therefore maintain property insurance over their properties in an amount of $2.14 billion based on current estimates of probable maximum loss.

Under the CQP Corporate Property Policy, the Borrower, SPLNG, CCTP and SPL would collectively maintain property insurance in an amount no less than the amounts currently required under the Credit Agreement, the other Financing Documents and the SPL financing documents. The Borrower would cause the direction of any insurance proceeds under the property insurance for the CQP Corporate Property Policy in accordance with the Financing Documents.

Under the CQP Corporate Property Policy, the Collateral Agent would be named as a named insured and loss payee (via endorsement), and there could be more other named insureds and loss payees with respect to such policy, including SPL and its secured creditors.